Exhibit 21.1 – Subsidiaries of the Registrant
Enbridge Inc.

Entity Name	Home Jurisdiction
1000778522 Ontario Inc.	Ontario
1090577 B.C. Unlimited Liability Company	British Columbia
1329165 Alberta Ltd.	Alberta
16709427 Canada Inc.	Canada
1682399 Ontario Corp.	Ontario
2099634 Ontario Limited	Ontario
2193914 Canada Limited	Canada
2562961 Ontario Ltd.	Ontario
4296559 Canada Inc.	Canada
3268126 Nova Scotia Company	Nova Scotia
5679 Cherry Lane, LLC	Wisconsin
626952 Alberta Ltd.	Alberta
627149 Saskatchewan Inc.	Saskatchewan
7243341 Canada Inc.	Canada
8056587 Canada Inc.	Canada
912176 Ontario Limited	Ontario
Aitken Creek Gas Storage Ltd.	Alberta
Alberta Saline Aquifer Project Inc.	Alberta
Alberta Solar One, Inc	Alberta
Algonquin Gas Transmission, LLC	Delaware
Appaloosa Run Renewable Energy Project, LLC	Texas
Atlantis Offshore, LLC	Delaware
Bakken Pipeline Company LLC	Delaware
Bakken Pipeline Company LP	Delaware
Big Sandy Pipeline, LLC	Delaware
Blauracke GmbH	Germany
Brazoria Interconnector Gas Pipeline LLC	Delaware
Cambrian Energy/South-Tex Fort Smith Treaters, LLC	Texas
Canyon Wind Farm, LLC	Delaware
Canyon Wind Farm II, LLC	Delaware
Canyon Wind Project, LLC	Texas
CCPS Transportation, LLC	Delaware
CCWF III, LLC	Texas
Cedar Point Wind, LLC	Delaware
Chapman Ranch Wind I, LLC	Delaware
CI III Blue Cloud Wind Energy II LLC	Delaware
Clear Fork Creek Solar LLC	Delaware
Cone Renewable Energy Project, LLC	Texas
Copiah Storage, LLC	Delaware
Cruickshank Wind Farm Ltd.	Ontario
East Tennessee Natural Gas, LLC	Tennessee
East Texas Renewables, LLC	Texas
Eddystone Rail Company, LLC	Delaware
Edinburg Renewables, LLC	Texas

Egan Hub Storage, LLC	Delaware
EIF US Holdings Inc.	Delaware
EIH S.à r.l.	Luxembourg
Enbridge Acre Inc.	Canada
Enbridge Alberta Hydrogen Holdings Inc.	Canada
Enbridge Alliance (Canada) Management Inc.	Canada
Enbridge Alliance (U.S.) Management LLC	Delaware
Enbridge Alternative Fuel, LLC	Ohio
Enbridge Athabasca Midstream Investor GP Inc.	Alberta
Enbridge Athabasca Midstream Investor Limited Partnership	Alberta
Enbridge Athabasca Midstream Trunkline GP Inc.	Alberta
Enbridge Athabasca Midstream Trunkline Limited Partnership	Alberta
Enbridge Atlantic (Holdings) Inc.	Canada
Enbridge Aux Sable (Canada) Management Inc.	Canada
Enbridge Aux Sable Holdings Inc.	Saskatchewan
Enbridge Aux Sable Products, Inc.	Delaware
Enbridge Bakken Pipeline Company Inc.	Canada
Enbridge Bakken Pipeline Limited Partnership	Alberta
Enbridge Battery (Cowboy I), LLC	Delaware
Enbridge Battery (Cowboy II), LLC	Delaware
Enbridge Battery Power Storage Holdings Inc.	Canada
Enbridge Blackspring Ridge I Wind Project GP Inc.	Alberta
Enbridge Blackspring Ridge I Wind Project Limited Partnership	Alberta
Enbridge Cactus II, LLC	Texas
Enbridge Canadian Renewable GP Inc.	Canada
Enbridge Canadian Renewable LP	Alberta
Enbridge CCS Holdings Inc.	Canada
Enbridge Clean Energy Enterprises Inc.	North Carolina
Enbridge Commercial Trust	Alberta
Enbridge Emerging Technology Inc.	Canada
Enbridge Employee Services Canada Inc.	Canada
Enbridge Employee Services, Inc.	Delaware
Enbridge Energy Company, Inc.	Delaware
Enbridge Energy Distribution Inc.	Canada
Enbridge Energy, Limited Partnership	Delaware
Enbridge Energy Management, L.L.C.	Delaware
Enbridge Energy Partners, L.P.	Delaware
Enbridge EOG Holdings, LLC	Delaware
Enbridge EOG Holdings II Corporation	Utah
Enbridge Éolien France S.à r.l.	Luxembourg
Enbridge Éolien France 2 S.à r.l.	Luxembourg
Enbridge European Holdings S.à r.l	Luxembourg
Enbridge Finance (Barbados) Limited	Barbados
Enbridge Finance Company AG	Switzerland
Enbridge Finance Luxembourg S.à r.l.	Luxembourg
Enbridge France SAS	France
Enbridge Frontier Inc.	Canada
Enbridge Gas Inc.	Ontario
Enbridge Gas Projects, LLC	Delaware

Enbridge Gas Storage Canada Holdings Inc.	Canada
Enbridge (Gateway) Holdings Inc.	Canada
Enbridge Genoa U.S. Holdings, LLC	Delaware
Enbridge GME, S. de R.L. de C.V.	Mexico
Enbridge GTM Canada Inc.	Canada
Enbridge Hardisty Storage Inc.	Alberta
Enbridge Holdings (Chapman Ranch) L.L.C.	Delaware
Enbridge Holdings (Clean Energy), LLC	Delaware
Enbridge Holdings (DakTex) L.L.C.	Delaware
Enbridge Holdings (Divert), LLC	Delaware
Enbridge Holdings (Emerging Fuels), LLC	Delaware
Enbridge Holdings (Frontier) Inc.	Delaware
Enbridge Holdings (Gray Oak) LLC	Delaware
Enbridge Holdings (Green Energy) L.L.C.	Delaware
Enbridge Holdings (IDR) L.L.C.	Delaware
Enbridge Holdings (Lightning), LLC	Delaware
Enbridge Holdings (LNG) L.L.C.	Delaware
Enbridge Holdings (Mississippi) L.L.C.	Delaware
Enbridge Holdings (Multiply), LLC	Delaware
Enbridge Holdings (Mustang) Inc.	Delaware
Enbridge Holdings (New Creek) L.L.C.	Delaware
Enbridge Holdings (New Energy) L.L.C.	Delaware
Enbridge Holdings (Offshore) L.L.C.	Delaware
Enbridge Holdings (Olympic) L.L.C.	Delaware
Enbridge Holdings (Onstream CO2), LLC	Delaware
Enbridge Holdings (Pelican), LLC	Delaware
Enbridge Holdings (Plummer) L.L.C.	Delaware
Enbridge Holdings (Power) L.L.C.	Delaware
Enbridge Holdings (RNG), LLC	Delaware
Enbridge Holdings (Seaway) L.L.C.	Delaware
Enbridge Holdings (SIC), LLC	Delaware
Enbridge Holdings (Texas COLT) LLC	Delaware
Enbridge Holdings (Thunder), LLC	Delaware
Enbridge Holdings (Tomorrow RNG), LLC	Delaware
Enbridge Holdings (Trunkline) L.L.C.	Delaware
Enbridge Holdings (U.S.) L.L.C.	Delaware
Enbridge Holdings (USGC) LLC	Delaware
Enbridge (Houston Oil Terminal) LLC	Delaware
Enbridge Hydrogen (Mach2), LLC	Delaware
Enbridge Hydropower Holdings Inc.	Canada
Enbridge Income Fund	Alberta
Enbridge Income Partners Holdings Inc.	Saskatchewan
Enbridge Ingleside, LLC	Delaware
Enbridge Ingleside Cactus II Holdings, LLC	Texas
Enbridge Ingleside Energy Center, LLC	Delaware
Enbridge Ingleside Holdings, LLC	Delaware
Enbridge Ingleside LPG Pipeline, LLC	Delaware
Enbridge Ingleside LPG Terminal, LLC	Delaware
Enbridge Ingleside Oil Pipeline, LLC	Delaware

Enbridge Ingleside Oil Terminal, LLC	Delaware
Enbridge Ingleside Operating, LLC	Delaware
Enbridge Ingleside Terminal Services, LLC	Delaware
Enbridge (INS) Holdings Inc.	Canada
Enbridge Insurance Bermuda Ltd.	Bermuda
Enbridge International Inc.	Canada
Enbridge Investment (Chapman Ranch) L.L.C.	Delaware
Enbridge Investment (Fox Squirrel) L.L.C.	Delaware
Enbridge Investment (New Creek) L.L.C.	Delaware
Enbridge Investment (Plummer) L.L.C.	Delaware
Enbridge Lac Alfred Wind Project GP Inc.	Canada
Enbridge Lac Alfred Wind Project Limited Partnership	Québec
Enbridge Management Services Inc.	Canada
Enbridge (Maritimes) Incorporated	Alberta
Enbridge Massif du Sud Wind Project GP Inc.	Canada
Enbridge Massif du Sud Wind Project Limited Partnership	Québec
Enbridge Mexico Holdings Inc.	Canada
Enbridge Midstream Inc.	Alberta
Enbridge Midstream Operating, LLC	Delaware
Enbridge Offshore (Oceanus), LLC	Delaware
Enbridge Offshore (Destin) L.L.C.	Delaware
Enbridge Offshore (Gas Gathering) L.L.C.	Delaware
Enbridge Offshore (Gas Transmission) L.L.C.	Delaware
Enbridge Offshore (Neptune Holdings) Inc.	Delaware
Enbridge Offshore Facilities, LLC	Delaware
Enbridge Offshore Pipelines, L.L.C.	Delaware
Enbridge Operating Services, L.L.C.	Delaware
Enbridge Operational Services Inc.	Canada
Enbridge Pipelines (Alberta Clipper) L.L.C.	Delaware
Enbridge Pipelines (Athabasca) Inc.	Alberta
Enbridge Pipelines (Athabasca) GP Inc.	Alberta
Enbridge Pipelines (Athabasca) Limited Partnership	Alberta
Enbridge Pipelines (Beaver Lodge) L.L.C.	Delaware
Enbridge Pipelines (Eastern Access) L.L.C.	Delaware
Enbridge Pipelines (FSP) L.L.C.	Delaware
Enbridge Pipelines (L3R) L.L.C.	Delaware
Enbridge Pipelines (Lakehead) L.L.C.	Delaware
Enbridge Pipelines (Louisiana CO2), LLC	Delaware
Enbridge Pipelines (Mainline Expansion) L.L.C.	Delaware
Enbridge Pipelines (NW) Inc.	Canada
Enbridge Pipelines (Ozark) L.L.C.	Delaware
Enbridge Pipelines (Southern Lights) L.L.C.	Delaware
Enbridge Pipelines (Toledo) Inc.	Delaware
Enbridge Pipelines (Woodland) GP Inc.	Alberta
Enbridge Pipelines (Woodland) Limited Partnership	Alberta
Enbridge Pipelines Inc.	Canada
Enbridge Pipelines Mainline GP Inc.	Canada
Enbridge Pipelines Mainline Limited Partnership	Alberta
Enbridge Pipelines Mainline LP Inc.	Canada

Enbridge Power Development Canada Inc.	Canada
Enbridge Power Development (U.S.), LLC	Delaware
Enbridge Power Operations Services Inc.	Canada
Enbridge PSNC Holdings, LLC	Delaware
Enbridge PSNC Holdings II, LLC	Delaware
Enbridge Questar Holdings, LLC	Delaware
Enbridge Questar Holdings II, LLC	Delaware
Enbridge Rail (Flanagan) L.L.C.	Delaware
Enbridge Rail (North Dakota) L.P.	Delaware
Enbridge Rail (Philadelphia) L.L.C.	Delaware
Enbridge Rampion UK Ltd	United Kingdom
Enbridge Rampion UK II Ltd	United Kingdom
Enbridge Renewable Energy Infrastructure Canada Inc.	Canada
Enbridge Renewable Energy Infrastructure Limited Partnership	Ontario
Enbridge Renewable Generation Inc.	Canada
Enbridge Renewable Holdings, L.L.C.	Delaware
Enbridge Renewable Infrastructure Developments S.à r.l.	Luxembourg
Enbridge Renewable Infrastructure Holdings S.à r.l	Luxembourg
Enbridge Renewable Investments, L.L.C.	Delaware
Enbridge Risk Management (U.S.) L.L.C.	Delaware
Enbridge Risk Management Inc.	Canada
Enbridge RNG (Longview), LLC	Delaware
Enbridge RNG (Sprout), LLC	Delaware
Enbridge Saint Robert Bellarmin Wind Project GP Inc.	Canada
Enbridge Saint Robert Bellarmin Wind Project Limited Partnership	Québec
Enbridge (Saskatchewan) Operating Services Inc.	Saskatchewan
Enbridge Services (CMO) L.L.C.	Delaware
Enbridge Services (Germany) GmbH	Germany
Enbridge Seven Stars Energy GP Inc.	Canada
Enbridge SL Holdings LP	Alberta
Enbridge Solar (Adams), LLC	Delaware
Enbridge Solar (Cass Lake), LLC	Delaware
Enbridge Solar (Cowboy I), LLC	Delaware
Enbridge Solar (Cowboy II), LLC	Delaware
Enbridge Solar (Deer River), LLC	Delaware
Enbridge Solar (Flanagan), LLC	Delaware
Enbridge Solar (Floodwood), LLC	Delaware
Enbridge Solar (Orange Grove), LLC	Texas
Enbridge Solar (Plummer), LLC	Delaware
Enbridge Solar (Portage), LLC	Delaware
Enbridge Solar (Sequoia I), LLC	Delaware
Enbridge Solar (Sequoia II), LLC	Delaware
Enbridge Solar (Vesper), LLC	Delaware
Enbridge Southdown Inc.	Ontario
Enbridge Southern Lights GP Inc.	Canada
Enbridge Southern Lights LP	Alberta
Enbridge Storage (Cushing) L.L.C.	Delaware
Enbridge Storage (North Dakota) L.L.C.	Delaware
Enbridge Storage (Patoka) L.L.C.	Delaware

Enbridge Sustain Finance Inc.	Canada
Enbridge Sustain Inc.	Canada
Enbridge Sustainable Energy Solutions Inc.	Canada
Enbridge Thermal Energy Holdings Inc.	Canada
Enbridge Transmission Holdings (U.S.) L.L.C.	Delaware
Enbridge Transmission Holdings Inc.	Canada
Enbridge Transportation (IL-OK) L.L.C.	Delaware
Enbridge UK Holdings Ltd	United Kingdom
Enbridge US Holdings Inc.	Canada
Enbridge (U.S.) Gas Distribution, LLC	Virginia
Enbridge (U.S.) Inc.	Delaware
Enbridge Wabamun East Inc.	Alberta
Enbridge Wabamun Holdings Inc.	Alberta
Enbridge Wabamun Hub Ltd.	Alberta
Enbridge Wabamun Inc.	Alberta
Enbridge Wabamun North GP Inc.	Alberta
Enbridge Wabamun North Inc.	Alberta
Enbridge Water Pipeline (Permian) L.L.C.	Delaware
Enbridge West Shore Holdings Inc.	Canada
Enbridge West Shore Inc.	Canada
Enbridge Western Access Inc.	Canada
Enbridge Wild Valley Holdings LLC	Delaware
Enbridge Wind (Easter), LLC	Texas
Enbridge Wind Energy Inc.	Canada
Enbridge Wind Power General Partnership	Alberta
Enbridge Wind (Red River), LLC	Delaware
ERG Solar Limited Partnership	Alberta
Express Holdings (Canada) Limited Partnership	Manitoba
Express Holdings (USA), LLC	Delaware
Express Pipeline Limited Partnership	Alberta
Express Pipeline LLC	Delaware
Express Pipeline Ltd.	Canada
Flatland Solar, LLC	Texas
Flatland Solar Project, LLC	Delaware
Fox Squirrel JV, LLC	Delaware
Fox Squirrel Solar LLC	Delaware
Garden Banks Gas Pipeline, LLC	Delaware
Garland Renewables, LLC	Texas
Gazifère Inc.	Québec
Generation Pipeline LLC	Ohio
Gichigami Wind GP Inc.	Canada
GLB Energy Management Inc.	Canada
Gray Oak Pipeline, LLC	Delaware
Great Lakes Basin Energy LP	Ontario
Greenwich Windfarm GP Inc.	Canada
Greenwich Windfarm, LP	Ontario
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
Hardisty Caverns Limited Partnership	Alberta

Hardisty Caverns Ltd.	Alberta
Highland Pipeline Leasing, LLC	Delaware
Honey Creek Solar, LLC	Delaware
Hoosier Line Wind, LLC	Delaware
Illinois Extension Pipeline Company, L.L.C.	Delaware
Ingleside Clean Ammonia Partners, LLC	Delaware
IPL AP Holdings (U.S.A.) Inc.	Delaware
IPL AP NGL Holdings (U.S.A.) Inc.	Delaware
IPL Energy (Atlantic) Incorporated	Alberta
IPL Energy (Colombia) Ltd.	Alberta
IPL Insurance (Barbados) Limited	Barbados
IPL System Inc.	Alberta
IPL Vector (U.S.A.) Inc.	Delaware
Keechi Holdings L.L.C.	Delaware
Keechi Wind, LLC	Delaware
Lakeside Performance Gas Services Ltd.	Canada
Leaf River Wind, LLC	Delaware
M&N Management Company, LLC	Delaware
M&N Operating Company, LLC	Delaware
Magicat Holdco, LLC	Delaware
Manta Ray Offshore Gathering Company, L.L.C.	Delaware
Maple Power Ltd	United Kingdom
Maple Power SAS	France
MarEn Bakken Company LLC	Delaware
Maritimes & Northeast Pipeline, L.L.C.	Delaware
Maritimes & Northeast Pipeline Limited Partnership	New Brunswick
Maritimes & Northeast Pipeline Management Ltd.	Canada
Market Hub Partners Canada L.P.	Ontario
Market Hub Partners Holding, LLC	Delaware
Market Hub Partners Management Inc.	Canada
Melissa Renewables, LLC	Texas
MI Solar, LLC	Delaware
Midcoast Canada Operating Corporation	Alberta
Midcoast Energy Partners, L.P.	Delaware
Midcoast Holdings, L.L.C.	Delaware
Midcoast OLP GP, L.L.C.	Delaware
Mississippi Canyon Gas Pipeline, LLC	Delaware
Moss Bluff Hub, LLC	Delaware
Nautilus Pipeline Company, L.L.C.	Delaware
Neptune Pipeline Company, L.L.C.	Delaware
New Creek Wind LLC	Delaware
NEXUS Capacity Services, ULC	British Columbia
NEXUS Gas Transmission, LLC	Delaware
Niagara Gas Transmission Limited	Ontario
North Dakota Pipeline Company LLC	Delaware
Northern Gateway Pipelines Inc.	Canada
Northern Gateway Pipelines Limited Partnership	Alberta
Oceanus Pipeline Company, LLC	Delaware
Ontario Excavac Inc.	Ontario

Ontario Sustainable Farms Inc.	Alberta
Pacific Trail Pipelines Management Inc.	British Columbia
Pacific Trail Pipelines Limited Partnership	British Columbia
PanEnergy Services, Limited Partnership	Louisiana
Petrolia Battery Power Storage GP Inc.	Canada
Petrolia Battery Power Storage LP	Ontario
Pine Hill Renewables, LLC	Texas
Platte Pipe Line Company, LLC	Delaware
Pomelo Connector, LLC	Delaware
Port Barre Investments, LLC dba Bobcat Gas Storage	Delaware
Project AMBG2 Inc.	Ontario
Project AMBG2 LP	Ontario
PSNC Blue Ridge Corporation	North Carolina
PSNC Cardinal Pipeline Company	North Carolina
Public Service Company of North Carolina, Incorporated	South Carolina
Questar Gas Company	Utah
Questar InfoComm, Inc.	Utah
Sabal Trail Management, LLC	Delaware
Sabal Trail Transmission, LLC	Delaware
Saltville Gas Storage Company, L.L.C.	Virginia
Sarnia Airport Storage Pool Limited Partnership	Ontario
Sarnia Airport Storage Pool Management Inc.	Canada
SEHLP Management Inc.	Canada
Sesh Capital, LLC	Delaware
Sesh Sub Inc.	Delaware
Seven Stars Energy Limited Partnership	Alberta
Silver State Solar Power North, LLC	Delaware
South Texas Trail Pipeline, LLC	Delaware
Southeast Supply Header, LLC	Delaware
Southern Illinois Connector LLC	Texas
Southern Lights Holdings, L.L.C.	Delaware
Spectra Algonquin Holdings, LLC	Delaware
Spectra Algonquin Management, LLC	Delaware
Spectra Energy, LLC	Delaware
Spectra Energy Administrative Services, LLC	Delaware
Spectra Energy Aerial Patrol, LLC	Delaware
Spectra Energy Canada Call Co.	Nova Scotia
Spectra Energy Canada Exchangeco Inc.	Canada
Spectra Energy Canada Investments GP, ULC	British Columbia
Spectra Energy Canada Investments LP	Alberta
Spectra Energy Capital Funding, Inc.	Delaware
Spectra Energy Capital, LLC	Delaware
Spectra Energy County Line, LLC	Delaware
Spectra Energy Cross Border, LLC	Delaware
Spectra Energy DEFS Holding, LLC	Delaware
Spectra Energy DEFS Holding II, LLC	Delaware
Spectra Energy Empress Holding Limited Partnership	British Columbia
Spectra Energy Empress Management Holding ULC	British Columbia
Spectra Energy Express (Canada) Holding, ULC	Nova Scotia

Spectra Energy Express (US) Restructure Co., ULC	Nova Scotia
Spectra Energy Field Services Canada Holdings, LLC	Delaware
Spectra Energy Generation Pipeline Management, LLC	Delaware
Spectra Energy Holdings Co.	Nova Scotia
Spectra Energy Islander East Pipeline Company, L.L.C.	Delaware
Spectra Energy Liquids Projects GP Inc.	Canada
Spectra Energy Liquids Projects Limited Partnership	British Columbia
Spectra Energy LNG Sales, LLC	Delaware
Spectra Energy Midstream Holdco Management Partnership	Alberta
Spectra Energy Midstream Holdings Limited	Nova Scotia
Spectra Energy Midstream Holdings Limited Partnership	British Columbia
Spectra Energy Midwest Liquids Pipeline, LLC	Delaware
Spectra Energy MNEP Holdings Limited Partnership	British Columbia
Spectra Energy Nexus Management, LLC	Delaware
Spectra Energy Nova Scotia Holdings Co.	Nova Scotia
Spectra Energy Operating Company, LLC	Delaware
Spectra Energy Partners Atlantic Region Newco, LLC	Delaware
Spectra Energy Partners Canada Holding, S.à r.l.	Luxembourg
Spectra Energy Partners (DE) GP, LP	Delaware
Spectra Energy Partners GP, LLC	Delaware
Spectra Energy Partners, LP	Delaware
Spectra Energy Partners Sabal Trail Transmission, LLC	Delaware
Spectra Energy Services, LLC	Delaware
Spectra Energy Southeast Services, LLC	Delaware
Spectra Energy Southeast Supply Header, LLC	Delaware
Spectra Energy Transmission, LLC	Delaware
Spectra Energy Transmission II, LLC	Delaware
Spectra Energy Transmission Resources, LLC	Delaware
Spectra Energy Transmission Services, LLC	Delaware
Spectra Energy Transport & Trading Company, LLC	Colorado
Spectra Energy U.S.-Canada Finance GP, ULC	British Columbia
Spectra Energy U.S.-Canada Finance, LP	Delaware
Spectra Energy VCP Holdings, LLC	Delaware
Spectra Energy Westheimer, LLC	Delaware
Spectra Nexus Gas Transmission, LLC	Delaware
St. Clair Pipelines L.P.	Ontario
St. Clair Pipelines Management Inc.	Canada
Steckman Ridge GP, LLC	Delaware
Steckman Ridge, LP	Delaware
Sugar Loaf Renewable Energy Project, LLC	Delaware
SunBridge Wind Power Project	Alberta
Sunwest Heartland Terminals Ltd.	Alberta
Talbot Windfarm GP Inc.	Canada
Talbot Windfarm, LP	Ontario
Tecumseh Farm Battery Power Storage GP Inc.	Canada
Tecumseh Farm Battery Power Storage LP	Ontario
Texas COLT LLC	Delaware
Texas Eastern Communications, LLC	Delaware
Texas Eastern Terminal Co, LLC	Delaware

Texas Eastern Transmission, LP	Delaware
TGE Colorado 224, LLC	Delaware
TGE Idaho 221, LLC	Delaware
TGE Illinois 181, LLC	Delaware
TGE Illinois 211, LLC	Delaware
TGE Illinois 226, LLC	Delaware
TGE Indiana 191, LLC	Delaware
TGE Indiana 192, LLC	Delaware
TGE Indiana 231, LLC	Delaware
TGE Nevada 223, LLC	Delaware
TGE Pennsylvania 203, LLC	Delaware
TGE Texas 213, LLC	Delaware
TGE Virginia 195, LLC	Delaware
TGE Wyoming 212, LLC	Delaware
The East Ohio Gas Company	Ohio
The Ottawa Gas Company Inc.	Canada
Tidal Energy Marketing (U.S.) L.L.C.	Delaware
Tidal Energy Marketing Inc.	Canada
Tilbury Solar Project LP	Ontario
Tres Palacios Gas Storage LLC	Delaware
Tres Palacios Holdings LLC	Delaware
Tres Palacios Midstream, LLC	Delaware
Tri Global Energy, LLC	Delaware
Tri Global Energy Properties, LLC	Delaware
Tri Global Holdings, LLC	Delaware
Tri-State Holdings, LLC	Michigan
UEI Holdings (New Brunswick) Inc.	Canada
Union Energy Solutions Limited Partnership	British Columbia
Valley Crossing Pipeline, LLC	Delaware
Vector Pipeline Holdings Ltd.	Canada
Vector Pipeline L.P.	Delaware
Vector Pipeline Limited	Canada
Vector Pipeline Limited Partnership	Alberta
Vector Pipeline, LLC	Delaware
Vermilion Grove Wind, LLC	Delaware
Water Valley Wind Energy, LLC	Texas
Westcoast Energy GP Inc.	British Columbia
Westcoast Energy Limited Partnership	British Columbia
Westcoast Energy LP Inc.	Canada
Westcoast Connector Gas Transmission Ltd.	British Columbia
Westcoast Energy Inc.	Canada
Westcoast Energy (U.S.) LLC	Delaware
Westcoast Energy Ventures Inc.	Canada
Wexpro Company	Utah
Wexpro II Company	Utah
Wexpro Development Company	Utah
Wexpro Services Co.	Utah
Whitetail Gas-Fired Peaking Project GP Inc.	Alberta
Whitetail Gas-Fired Peaking Project Limited Partnership	Alberta

Whitetail Gas-Fired Peaking Project Ltd.	Alberta
Woodford Wind Holding, LLC	Delaware
Wrangler Pipeline, L.L.C.	Delaware